Exhibit 99.8

XIT CORP. (FORMERLY GSR III ACQUISITION CORP.)

BALANCE SHEETS

(Unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash	$465,946	$1,787,033
Prepaid expenses	81,250	148,845
Total current assets	547,196	1,935,878
Cash and investments held in trust account	238,741,710	231,412,096
Total Assets	$239,288,906	$233,347,974

Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit
Current liabilities:
Accounts payable and accrued expenses	$2,539,638	$49,529
Total current liabilities	2,539,638	49,529
Deferred underwriting commissions	9,200,000	9,200,000
Total liabilities	11,739,638	9,249,529

Commitments and Contingencies (Note 6)
Class A ordinary shares, $0.0001 par value; 23,000,000 shares subject to possible redemption at $10.38 and $10.06 per share as of September 30, 2025 and December 31, 2024, respectively	238,741,710	231,412,096

Shareholders’ Deficit
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding as of September 30, 2025 and December 31, 2024	-	-
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 422,500 shares issued and outstanding (excluding 23,000,000 shares subject to possible redemption) as of September 30, 2025 and December 31, 2024	42	42
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 5,750,000 shares issued and outstanding as of September 30, 2025 and December 31, 2024	575	575
Additional paid-in capital	-	-
Accumulated deficit	(11,193,059)	(7,314,268)
Total Shareholders’ Deficit	(11,192,442)	(7,313,651)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit	$239,288,906	$233,347,974

The accompanying notes are an integral part of these unaudited financial statements.

XIT CORP. (FORMERLY GSR III ACQUISITION CORP.)

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
General and administrative expenses	$2,083,496	$85,810	$3,878,833	$116,235
Loss from operations	(2,083,496)	(85,810)	(3,878,833)	(116,235)

Other income
Interest and dividends earned on investments held in trust account	2,468,461	-	7,329,614	-
Interest from the bank account	8	-	42	-
Net income (loss)	$384,973	$(85,810)	$3,450,823	$(116,235)

Basic and diluted weighted average ordinary shares outstanding, redeemable ordinary shares	23,000,000	-	23,000,000	.
Basic and diluted net income (loss) per share, redeemable ordinary shares	$0.01	$-	$0.12	$-
Basic and diluted weighted average ordinary shares outstanding, non-redeemable ordinary shares	6,172,500	5,750,000	6,172,500	5,750,000
Basic and diluted net income (loss) per share, non-redeemable ordinary shares	$0.01	$(0.01)	$0.12	$(0.02)

The accompanying notes are an integral part of these unaudited financial statements.

XIT CORP. (FORMERLY GSR III ACQUISITION CORP.)

STATEMENTS OF CHANGES IN SHAREHOLDERS’ (DEFICIT) EQUITY

For the Three and Nine Months Ended September 30, 2025

(Unaudited)

	Ordinary Shares				Additional		Total
	Class A		Class B		Paid-in	Accumulated	Shareholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit
Balance - January 01, 2025	422,500	$42	5,750,000	$575	$-	$(7,314,268)	$(7,313,651)
Subsequent measurement of ordinary shares subject to possible redemption	-	-	-	-	-	(2,423,265)	(2,423,265)
Net income	-	-	-	-	-	1,163,020	1,163,020
Balance - March 31, 2025	422,500	$42	5,750,000	$575	$-	$(8,574,513)	$(8,573,896)
Subsequent measurement of ordinary shares subject to possible redemption	-	-	-	-	-	(2,437,888)	(2,437,888)
Net income	-	-	-	-	-	1,902,830	1,902,830
Balance - June 30, 2025	422,500	$42	5,750,000	$575	$-	$(9,109,571)	$(9,108,954)
Subsequent measurement of ordinary shares subject to possible redemption	-	-	-	-	-	(2,468,461)	(2,468,461)
Net income	-	-	-	-	-	384,973	384,973
Balance - September 30, 2025	422,500	$42	5,750,000	$575	$-	$(11,193,059)	$(11,192,442)

The accompanying notes are an integral part of these unaudited financial statements.

XIT CORP. (FORMERLY GSR III ACQUISITION CORP.)

STATEMENTS OF CHANGES IN SHAREHOLDERS’ (DEFICIT) EQUITY - (Continued)

For the Three and Nine Months Ended September 30, 2024

(Unaudited)

	Ordinary Shares				Additional		Total Shareholders’
	Class A		Class B		Paid-in	Accumulated	Equity
	Shares	Amount	Shares	Amount	Capital	Deficit	(Deficit)
Balance - January 01, 2024	-	$-	5,750,000	$575	$24,425	$(16,498)	$8,502
Net income	-	-	-	-	-	-	-
Balance - March 31, 2024	-	$-	5,750,000	$575	$24,425	$(16,498)	$8,502
Net loss	-	-	-	-	-	(30,425)	(30,425)
Balance - June 30, 2024	-	$-	5,750,000	$575	$24,425	$(46,923)	$(21,923)
Net loss	-	-	-	-	-	(85,810)	(85,810)
Risk capital funding to repay promissory note — related party and accrued expenses	-	-	-	-	113,228	-	113,228
Balance - September 30, 2024	-	$-	5,750,000	$575	$137,653	$(132,733)	$5,495

The accompanying notes are an integral part of these unaudited financial statements.

XIT CORP. (FORMERLY GSR III ACQUISITION CORP.)

STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended September 30,
	2025	2024
Cash Flows from Operating Activities:
Net income (loss)	$3,450,823	$(116,235)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest and dividends earned on investments held in trust account	(7,329,614)	-
Changes in operating assets and liabilities:
Prepaid expenses	67,595	-
Accounts payable and accrued expenses	2,490,109	116,235
Net cash used in operating activities	(1,321,087)	-

Net decrease in cash	(1,321,087)	-

Cash - beginning of the period	1,787,033	-
Cash - end of the period	$465,946	$-

Supplemental disclosure of noncash investing and financing activities:
Deferred offering costs included in accrued expenses	$-	$608,306
Repayment of promissory note - related party through risk capital funding	$-	$93,228
Repayment of accrued expenses through risk capital funding	$-	$20,000
Prepaid expenses included in deferred offering costs	$-	$8,502
Payment of deferred offering costs included in promissory note - related party	$-	$132,984
Subsequent measurement of ordinary shares subject to possible redemption	$7,329,614	$-

The accompanying notes are an integral part of these unaudited financial statements.

XIT CORP. (FORMERLY GSR III ACQUISITION CORP.)

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

XIT Corp. (the “Company”) was incorporated as a Cayman Islands exempted company under the name “GSR III Acquisition Corp.” on May 10, 2023. The Company was incorporated as a blank check company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (“Business Combination”). On October 9, 2025, the Company changed its name to “XIT Corp.” via special resolution, which name change was certified on October 14, 2025.

As of September 30, 2025, the Company had not yet commenced operations. All activity for the period from May 10, 2023 (inception) through September 30, 2025 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”), and since the Initial Public Offering, its search for a Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company generates non-operating income in the form of interest and dividend income from investments held in trust, which proceeds were derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

Business Combination

On April 21, 2025, the Company entered into a business combination agreement (the “Business Combination Agreement”) with Terra Innovatum s.r.l., an Italian limited liability company (“Terra Innovatum”). Pursuant to the terms of the Business Combination Agreement, on October 9, 2025, the Company, Terra Innovatum and their related parties undertook a series of reorganizations, equity issuances, and purchases, resulting in the Company becoming a wholly owned subsidiary of a Dutch public limited liability company (“Pubco”), which was formed as part of the transaction (the “Business Combination”), as further described in Note 10.

Financing

The registration statement for the Company’s Initial Public Offering was declared effective on November 7, 2024. On November 8, 2024, the Company consummated the Initial Public Offering of 23,000,000 units including 3,000,000 additional public units as the underwriters’ over-allotment option was exercised in full (the “Units” and, with respect to the shares of Class A ordinary shares included in the Units being offered, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $230,000,000 (see Note 3).

Simultaneously with the consummation of the Initial Public Offering and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 422,500 units including 7,500 additional private placement units as the underwriters’ over-allotment option was exercised in full (the “Private Placement Units”) to GSR III Sponsor LLC (the “Sponsor”), at a price of $10.00 per Private Placement Unit, generating total proceeds of $4,225,000, which is described in Note 4. This amount from the sale of the Private Placement Units are added to the net proceeds from the Initial Public Offering held in the Trust Account. The proceeds received from the sale of the Private Placement Units held in the Trust Account was used partially to pay some general and administrative expenses.

Transaction costs amounted to $11,084,352, consisting of $975,000 of cash underwriting fees, $9,200,000 of deferred underwriting fees which will be paid on the consummation of initial Business Combination, and $909,352 of other offering costs.

Upon the closing of the Initial Public Offering and the Private Placement, $230,000,000 ($10 per Unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the Private Placement were placed in a trust account (“Trust Account”) with Continental Stock Transfer & Trust Company acting as trustee and invested only in in either (i) U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, (ii) as uninvested cash, or (iii) an interest or non-interest bearing bank demand deposit account or other accounts at a bank. The trust account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of initial Business Combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend amended and restated memorandum and articles of association (A) to modify the substance or timing of obligation to offer redemption rights in connection with any proposed initial Business Combination or certain amendments to amended and restated memorandum and articles of association prior thereto or to redeem 100% of our public shares if initial Business Combination is not completed within the completion window; or (B) with respect to any other material provision relating to shareholders’ rights or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the completion window, from the closing of Initial Public Offering, return of the funds held in the trust account to public shareholders as part of redemption of the public shares.

The Nasdaq listing rules require that the initial Business Combination must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account). Management may, however, structure an initial Business Combination such that the post-transaction company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but will only complete such Business Combination if the post-transaction company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target business sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Company is required to provide its Class A ordinary shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of the Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer.

All of the Class A ordinary shares sold as part of the units in this offering contain a redemption feature which allows for the redemption of such public shares in connection with liquidation, if there is a shareholder vote or tender offer in connection with initial Business Combination and in connection with certain amendments to second amended and restated memorandum and articles of association. In accordance with SEC guidance on redeemable equity instruments, redemption provisions not solely within the control of a company require ordinary shares subject to redemption to be classified outside of permanent equity. Accordingly, all of the Public Shares were presented as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. Given that the Class A ordinary shares sold as part of the units in the offering were issued with other freestanding instruments, the initial carrying value of Class A ordinary shares classified as temporary equity were the allocated proceeds determined in accordance with ASC 470-20. The accretion or remeasurement is recognized as a reduction to retained earnings, or in absence of retained earnings, additional paid-in capital. Accretion associated with the redeemable Class A ordinary shares is excluded from earnings per share as the redemption value approximates fair value.

Each public shareholder may elect to redeem their public shares without voting and, if they do vote, irrespective of whether they vote for or against the proposed transaction. In addition, initial shareholders, directors and officers have entered into a letter agreement, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares held by them in connection with the completion of a Business Combination.

Notwithstanding the foregoing, the Company’s Second Amended and Restated Memorandum and Articles of Association provides that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Class A ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.

Completion Window

If the Company is unable to complete an initial Business Combination within the 18 or 21-month period, it may seek an amendment to amended and restated memorandum and articles of association to extend the period of time to complete an initial Business Combination beyond 21 months. The Company’s amended and restated memorandum and articles of association requires at least a special resolution of shareholders as a matter of Cayman Islands law, meaning that such an amendment be approved by at least two-thirds of ordinary shares who, being entitled to do so, attend and vote (either in person or by proxy) at a general meeting of the company. If the Company seeks shareholder approval to extend beyond the 21-month period in which to complete an initial Business Combination to a later date, the Company is required to offer public shareholders the right to have their public ordinary shares redeemed for a pro rata share of the aggregate amount then on deposit in the trust account, including interest (less permitted withdrawals and up to $100,000 of interest to pay dissolution expenses). There are no limitations to the number of times that the Company may seek shareholder approval or that shareholders may approve to extend beyond the 21-month period in which to complete a Business Combination at a later date. If the initial Business Combination is not completed in the period provided, the membership interests of the Sponsor become worthless.

Going Concern Consideration

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Codification 205-40, “Presentation of Financial Statements - Going Concern,” we have determined that mandatory liquidation, should we not complete a Business Combination and an extension of our deadline to do so not be approved by the shareholders of the Company, and potential subsequent dissolution and the liquidity issue raise substantial doubt about the Company’s ability to continue as a going concern if it does not complete a Business Combination.

As of September 30, 2025, the Company had $465,946 in its operating bank account and working capital deficit of $1,992,442. The Company has incurred and expects to incur significant costs to operate as a publicly traded company, to evaluate business opportunities, and to close on a Business Combination. Such costs will be incurred prior to generating any operating revenues. These factors also raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued.

As further disclosed in Note 10, on October 9, 2025, management completed a Business Combination before the mandatory liquidation date, resulting in sufficient liquidity for the Company. As such, the substantial doubt about the Company’s ability to continue as a going concern has been alleviated.

Risks and Uncertainties

Management continues to evaluate the impact of significant global events such as the Russia/Ukraine and Israel/Palestine conflicts, on the industry and has concluded that while it is reasonably possible that these could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. As such, the information included in these financial statements should be read in conjunction with the Company’s latest audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 27, 2025. In the opinion of the Company’s management, these financial statements include all adjustments, which are only of a normal and recurring nature, necessary for a fair statement of the Company’s financial position as of September 30, 2025, and the Company’s results of operations and cash flows for the periods presented. The results of operations included in the financial statements are not necessarily indicative of the results to be expected for the full year ending December 31, 2025.

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to nonemerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make a comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of September 30, 2025 and December 31, 2024, the Company had $465,946 and $1,787,033 in cash, respectively. The Company did not have any cash equivalents as of September 30, 2025 or December 31, 2024.

Cash and Investments Held in Trust Account

As of September 30, 2025 and December 31, 2024, the Company had $238,741,710 and $231,412,096 in cash and investments held in the trust account, respectively, comprised of money market funds that invest in U.S. government securities. Investments in money market funds are presented on the balance sheets at fair value at the end of each reporting period. Earnings on investments held in the Trust Account are included in interest and dividends earned on investments held in the Trust Account in the statement of operations. The estimated fair value of cash and investments held in the Trust Account is determined using available market information.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows. As of September 30, 2025 and December 31, 2024, the Company has not experienced losses on these accounts.

Fair Value Measurements

The Company follows the guidance in ASC 820, “Fair Value Measurement,” for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are-measured and reported at fair value at least annually.

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Offering Costs Associated with the Initial Public Offering

Offering costs consist of legal, administrative, and other costs incurred through the date of the Initial Public Offering that are directly related to the Initial Public Offering. The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Offering costs were allocated to Public and Private Rights issued in the Initial Public Offering on residual value basis, compared to total proceeds received. Offering costs associated with the Class A ordinary shares were charged against the carrying value of Class A ordinary shares subject to possible redemption upon the completion of the Initial Public Offering.

Income Taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of September 30, 2025 or December 31, 2024. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

There is currently no taxation imposed on income by the government of the Cayman Islands. In accordance with Cayman Islands federal income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Class A Redeemable Share Classification

The public shares contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with ASC 480-10-S99, the Company classifies public shares subject to redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption amount value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit.

Accordingly, as of September 30, 2025 and December 31, 2024, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of permanent shareholders’ deficit on the Company’s balance sheets, as summarized in the following table:

Public offering proceeds	$230,000,000
Less:
Proceeds allocated to public rights	(4,107,143)
Allocation of offering costs related to redeemable shares	(10,885,942)
Plus:
Accretion of carrying value to redemption value	14,993,085
Ordinary shares subject to possible redemption, November 8, 2024	$230,000,000
Plus:
Subsequent measurement of ordinary shares subject to possible redemption	1,412,096
Ordinary shares subject to possible redemption, December 31, 2024	$231,412,096
Plus:
Subsequent measurement of ordinary shares subject to possible redemption	2,423,265
Ordinary shares subject to possible redemption, March 31, 2025	$233,835,361
Plus:
Subsequent measurement of ordinary shares subject to possible redemption	2,437,888
Ordinary shares subject to possible redemption, June 30, 2025	$236,273,249
Plus:
Subsequent measurement of ordinary shares subject to possible redemption	2,468,461
Ordinary shares subject to possible redemption, September 30, 2025	$238,741,710

Net Income (Loss) Per Ordinary Share

The Company complies with the accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. Net income (loss) per ordinary share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding for the period. Accretion associated with the redeemable ordinary shares is excluded from net income (loss) per ordinary share as the redemption value approximates fair value.

The calculation of diluted income (loss) per ordinary share does not consider the effect of the rights issued in connection with the Initial Public Offering and the Private Units since the exercise of the units is contingent upon the occurrence of future events. As of September 30, 2025 and December 31, 2024, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into ordinary shares that then share in the earnings of the Company. As a result, diluted net income (loss) per ordinary share is the same as basic net income (loss) per ordinary share for the periods presented.

The following table reflects the calculation of basic and diluted net income (loss) per ordinary share (in dollars, except share amounts):

	For the Three Months Ended September 30,
	2025		2024
Particulars	Redeemable Shares	Non-Redeemable Shares	Redeemable Shares	Non-Redeemable Shares
Basic and diluted net income (loss) per share:
Weighted average shares outstanding	23,000,000	6,172,500	-	5,750,000
Ownership percentage	79%	21%	0%	100%
Numerators:
Allocation of net income (loss)	$303,518	$81,455	$-	$(85,810)

Denominators:
Weighted average shares outstanding	23,000,000	6,172,500	-	5,750,000
Basic and diluted net income (loss) per share	$0.01	$0.01	$-	$(0.01)

	For the Nine Months Ended September 30,
	2025		2024
Particulars	Redeemable Shares	Non-Redeemable Shares	Redeemable Shares	Non-Redeemable Shares
Basic and diluted net income (loss) per share:
Weighted average shares outstanding	23,000,000	6,172,500	-	5,750,000
Ownership percentage	79%	21%	0%	100%
Numerators:
Allocation of net income (loss)	$2,720,676	$730,147	$-	$(116,235)

Denominators:
Weighted average shares outstanding	23,000,000	6,172,500	-	5,750,000
Basic and diluted net income (loss) per share	$0.12	$0.12	$-	$(0.02)

Stock-Based Compensation

The Company recognizes compensation costs resulting from the issuance of stock-based awards to directors as an expense in the financial statement over the requisite service period based on a measurement of fair value for each stock-based award. The fair value is amortized as compensation cost on a straight-line basis over the requisite service period of the awards. The Black-Scholes-Merton option-pricing model includes various assumptions, including the fair market value of the estimated stock price of the Company, expected life of shares, the expected volatility and the expected risk-free interest rate, among others. These assumptions reflect the Company’s best estimates, but they involve inherent uncertainties based on market conditions generally outside the control of the Company.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 23,000,000 Units (including underwriters’ over-allotment exercise of 3,000,000 Units) at a purchase price of $10.00 per Unit, generating gross proceeds of $230,000,000 to the Company which was placed in the Trust Account. Each Unit consists of one Class A ordinary share and one-seventh of one public right (the “Public Right”). Each whole right entitles the holder thereof to purchase one Class A ordinary share at a price of $10.00 per share. No fractional rights will be issued upon separation of the Units and only whole rights will trade. The underwriters exercised their over-allotment option on consummation of the Initial Public offering to purchase 3,000,000 additional units to cover over-allotments.

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the consummation of the Initial Public Offering and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 422,500 units (including underwriters’ over-allotment exercise of 7,500 Units at a price of $10.00 per Private Placement Unit), generating total proceeds of $4,225,000. Each Private Placement Unit entitles the holder thereof to one Class A ordinary share and one-seventh of one private right (“Private Placement Rights”) to purchase one Class A ordinary share at $10.00 per share.

The private placement units have terms and provisions that are identical to the units sold as part of the Initial Public Offering. The private placement units (including any private placement shares, any private placement rights and any Class A ordinary shares underlying the private placement rights) are not transferable, assignable or saleable until 30 days after the completion of an initial Business Combination except pursuant to limited exceptions.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On May 30, 2023, the Sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 5,750,000 Class B ordinary shares of the Company (after giving effect to a share surrender effected on June 5, 2024). The initial shareholders have not forfeited Founder Shares as the over-allotment option was exercised in full by the underwriter. The Founder Shares represent 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering.

On November 8, 2024, the Sponsor transferred 30,000 Founder Shares to its three independent directors (10,000 Founder Shares per director) of the Company, at a price of $0.004348 per share. Each buyer paid $43.48 for an aggregate purchase price of $130.44 in consideration of the assignment of shares. If the director ceases to be a director of the Company for any reason before the consummation of the Business Combination, at the Sponsor’s election, it will either repurchase the shares at the purchase price or forfeit the shares back to the Company for no consideration. The Founder Shares will automatically convert into shares of Class A ordinary shares at the time of the Business Combination on a one-for-one basis, subject to adjustment as described in the Company’s certificate of incorporation.

Additionally, on December 19, 2024, the Sponsor transferred another 225,000 Founder Shares to another member of the management team at a price of $0.004348 per share for an aggregate purchase price of $978.30.

The sale of the Founder Shares to the Company’s directors and director’s nominees by the Sponsor is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The fair value of the 255,000 shares granted to the Company’s directors and management person was at the acquisition price per share of $0.004348.

The Founder Shares were granted subject to a performance condition (i.e., the occurrence of a Business Combination). Compensation expense related to the Founders Shares is recognized only when the performance condition is probable of occurrence under the applicable accounting literature in this circumstance. Stock-based compensation would be recognized at the date a Business Combination is considered probable (i.e., upon consummation of a Business Combination) in an amount equal to the number of Founders Shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the purchase of the Founder Shares.

Administrative Services Agreement

Commencing on November 8, 2024, the Company has entered into an agreement to pay the Sponsor a total of up to $55,556 per month for office space and administrative and support services. Upon completion of a Business Combination or its liquidation, the Company will cease paying these monthly fees. For the three and nine months ended September 30, 2025, the Company incurred $166,668 and $500,004 in fees for these services, respectively, which are included within general and administrative expenses in the accompanying statements of operations (none for the three and nine months ended September 30, 2024). There were no related amounts payable as of September 30, 2025 and December 31, 2024.

Promissory Note - Related Party

During June 2024, the Sponsor agreed to loan the Company up to $300,000 pursuant to a promissory note (the “Note”). The Note was noninterest bearing, unsecured and became due on November 8, 2024 upon the closing of the Initial Public Offering. During the year ended December 31, 2024, the Company borrowed $132,984 under the Note to pay for offering costs, of which $98,228 was settled through risk capital funding and $34,756 was repaid from the proceeds of the Initial Public Offering placed in the Trust Account. The risk capital used to settle a portion of the Note is part of the private placement units issued contemporaneously with the Initial Public Offering and hence included as part of additional paid-in capital in the accompanying statements of changes in shareholders’ deficit. As of September 30, 2025 and December 31, 2024, the Company had no outstanding balance under the Note.

Working Capital Loans

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, members of the Company’s founding team or any of their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lenders’ discretion, up to $1,500,000 of such Working Capital Loans may be convertible into private placement units at a price of $10.00 per unit. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of September 30, 2025 and December 31, 2024, the Company had no outstanding Working Capital Loans.

NOTE 6. COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the (i) Founder Shares, which were issued in a private placement prior to the closing of the Initial Public Offering, (ii) Private Placement Units (including private placement unit and private placement rights), which were issued in a private placement simultaneously with the closing of the Initial Public Offering and the Class A ordinary shares underlying such Private Placement Units, and (iii) Private Placement Units and the Class A ordinary shares underlying such Private Placement Units that may be issued upon conversion of any Sponsor funded, have registration rights to require the Company to register a sale of any of securities held by holders of the securities pursuant to a registration rights agreement that was signed prior to the effective date of the Initial Public Offering. The holders of these securities are entitled to make up to three demands, excluding short form registration demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to completion of initial Business Combination and rights to require to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company is not required to effect or permit any registration or cause any registration statement to become effective until termination of the applicable lock-up period.

NOTE 7. SHAREHOLDERS’ DEFICIT

Preference Shares - The Company is authorized to issue 1,000,000 preference shares, $0.0001 par value, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of September 30, 2025 and December 31, 2024, there were no preference shares issued or outstanding.

Class A Ordinary Shares - The Company is authorized to issue 200,000,000 Class A ordinary shares with $0.0001 par value. As of September 30, 2025 and December 31, 2024, there were 422,500 Class A ordinary shares issued and outstanding, excluding 23,000,000 Class A ordinary shares subject to possible redemption.

Class B Ordinary Shares - The Company is authorized to issue 20,000,000 Class B ordinary shares with $0.0001 par value. In May 2023, the Company issued an aggregate of 5,750,000 Founder Shares to the Sponsor for an aggregate purchase price of $25,000, or approximately $0.004 per share, of which an aggregate of up to 750,000 shares were subject to forfeiture for no consideration to the extent that the underwriter’s overallotment option was not exercised in full or in part. As a result of the underwriters’ exercise of their over-allotment option in full on November 8, 2024, all 750,000 Class B ordinary shares were no longer subject to forfeiture. As of September 30, 2025 and December 31, 2024, there were 5,750,000 Class B ordinary shares issued and outstanding.

Holders of the Class B ordinary shares have the right to appoint all the Company’s directors prior to an initial Business Combination. On any other matter submitted to a vote of the Company’s shareholders, holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class, except as required by law or share exchange rule; provided, that the holders of Class B ordinary shares are be entitled to vote as a separate class to increase the authorized number of Class B ordinary shares. Each ordinary share has one vote on all such matters.

The Class B ordinary shares automatically convert into Class A ordinary shares at the time of the initial Business Combination at a ratio such that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares, will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of shares issued in the Initial Public Offering, including shares issued in connection with the underwriter exercise of their option to purchase additional Units, plus (ii) the total number of Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities (as defined herein) or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement rights issued to the Sponsor, its affiliates or any member of the management team upon conversion of any funded by the Company’s Sponsor.

Rights

On November 8, 2024, 3,285,714 public rights and 60,357 private rights were issued as part of the Initial Public Offering and Private Placement, respectively.

The gross proceeds of the Initial Public Offering were allocated to the public rights based on relative value, with $4,107,143 recorded in shareholders’ deficit related to the rights on November 8, 2024. The rights are not remeasured to fair value on a recurring basis.

As of September 30, 2025 and December 31, 2024, there were 3,285,714 public rights and 60,357 private rights included in the Placement Units outstanding. Each holder of one right will receive one Class A ordinary share upon consummation of the initial Business Combination, whether or not the Company will be the surviving entity, even if the holder of a public right converted all Class A ordinary shares held by them or it in connection with the initial Business Combination or an amendment to the Company’s memorandum and articles of association with respect to Company’s pre-Business Combination activities. In the event the Company will not be the survivor upon completion of the initial Business Combination, each holder of rights will be required to affirmatively convert their rights in order to receive the Class A ordinary shares underlying the rights (without paying any additional consideration) upon consummation of the Business Combination. The Company will not issue fractional Class A ordinary shares in connection with an exchange of rights. No fractional shares will be issued upon exchange of rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination. If the Company is unable to complete an initial Business Combination within the required time period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of an initial Business Combination. Accordingly, the rights may expire worthless.

NOTE 8. FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following tables present information about the Company’s assets that are measured at fair value on a recurring basis as of September 30, 2025 and December 31, 2024 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.

	As of September 30, 2025	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Observable Inputs (Level 3)
Assets:
Cash and investments held in Trust Account	$238,741,710	$238,741,710	$—	$—

	As of December 31, 2024	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Observable Inputs (Level 3)
Assets:
Cash and investments held in Trust Account	$231,412,096	$231,412,096	$—	$—

NOTE 9. SEGMENT INFORMATION

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s chief operating decision maker (“CODM”) has been identified as the Co-Chief Executive Officers, who collectively review the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one operating segment.

When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews formation and operational costs and interest and dividends earned on cash and investments held in Trust Account, which are included in the accompanying statements of operations.

The key measures of segment profit or loss reviewed by our CODM are interest and dividends earned on cash and investments held in Trust Account and formation and operational costs. The CODM reviews interest and dividends earned on cash and investments held in Trust Account to measure and monitor shareholder value and determine the most effective strategy of investment with the Trust Account funds while maintaining compliance with the trust agreement. Formation and operational costs are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete a Business Combination within the required completion window. The CODM also reviews formation and operational costs to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and the budget.

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements, other than as follows.

Business Combination

On October 9, 2025, pursuant to the terms of the Business Combination Agreement, the Business Combination was consummated. As a result of the transaction, the Company ceased to exist as an independent entity and became a wholly owned subsidiary of Pubco. In connection with the closing, holders of 14,475,606 Class A ordinary shares elected to redeem their shares for an aggregate payment of approximately $150.4 million (at $10.39 per share), funded from the Trust Account. After giving effect to these redemptions, the Trust Account held approximately $88.5 million, of which approximately $69.8 million was transferred from the Trust Account to Terra Innovatum Global as part of the closing consideration and approximately $18.7 million was used to settle transaction-related costs, including $9.2 million for deferred underwriting commissions and other professional fees, legal costs, and advisory expenses. Additionally, $36.8 million in PIPE proceeds was received into escrow, which funds were wired to Terra Innovatum Global in accordance with the transaction agreements.

Name Change

Also on October 9, 2025, the Company changed its name to “XIT Corp.” via special resolution, which name change was certified on October 14, 2025.

Stock-Based Compensation

For the 255,000 Founder Shares granted to the Company’s directors and management person, no stock-based compensation was recognized upon consummation of the Business Combination since the grant date fair value per share of $0.004348 equaled the amount initially received for the purchase of the Founder Shares.

Overall

Management believes these transactions significantly impact the Company’s future operations and capital structure. No adjustments have been made to the accompanying financial statements as of September 30, 2025 for these subsequent events.